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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

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                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)      February 2, 1999
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                        TIS MORTGAGE INVESTMENT COMPANY
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            (Exact name of registrant as specified in its charter)


         Maryland                       1-10004                94-3067889
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(State or Other Jurisdiction        (Commission File          (IRS Employer
      of Incorporation                   Number)           Identification No.)


655 Montgomery Street, Suite 800, San Francisco, California           94111
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      (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:   (415) 393-8000
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         Registrant has determined that, pursuant to Rule 3.14 of Regulation S-X, it is not required to provide financial statements under Item 7(a) of Form 8-K for its acquisition of Novato Markets, Inc. ("Novato"). This acquisition was more completely described in Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 17, 1999.

     (b) Pro Forma Financial Information.

         Registrant has determined that, pursuant to Article 11 of Regulation S-X, it is not required under Item 7(b) of Form 8-K to provide pro forma financial information on the Novato acquisition.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 5, 1999
                                    TIS Mortgage Investment Company

                                    By /s/ Lorraine O. Legg
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                                       Lorraine O. Legg
                                       President and Chief Executive Officer

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